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                                                                  EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in the Registration Statements of Conductus, Inc. on Form S-1 (File No. 333-70373) and on Form S-8 (File Nos. 333-30086, 333-41099, 333-04672, 033-82454, 033-79946 and 033-74478)
of our reports dated February 15, 2000, on our audits of the financial statements and financial statement schedule which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 2000